September 12, 2022 Q3 2022 NIM and NII Update

Q3 2022 NIM AND NII UPDATE 2 Q3’22 Net Interest Margin (“NIM”) and Net Interest Income (“NII”) Update • Providing Q3’22 NIM and NII expectations to include 75 bp Fed Funds rate increase on July 27, 2022 and potential for an additional 75 bp Fed Funds rate increase on September 21, 2022 • Taking into account the Fed Funds rate increases noted above, expect Q3’22 NIM to be between 2.18%-2.23% and Q3’22 NII to be between $1,140M-$1,170M1 • Q3’22 NIM and NII expectations assume high 20s % FY’22 vs. FY’21 average loan and deposit growth guidance issued on July 21, 2022 Note: Q3’22 NIM and NII expectations exclude impact of future changes related to interest rates other than the potential additional 75 bp Fed Funds rate increase on September 21, 2022 noted above. Changes in long term rates may impact Q3'22 NIM and NII expectations through premium amortization expense related to our fixed income portfolio.2 1. Q3’22 NIM estimate is presented on a fully taxable equivalent basis, while Q3’22 NII estimate excludes fully taxable equivalent adjustments. 2. Our expectations for Q3'22 NII and NIM are subject to change, and actual results may differ, based on, among other things, market conditions, a material deterioration in the overall economy, actual prepayment rates, geopolitical instability and other factors described under the section "Forward-Looking Statements" on the next slide.

Important information regarding forward-looking statements This document should be read in conjunction with the Company’s SEC filings. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are statements that are not historical facts, such as forecasts of our future financial results and condition, expectations for our operations and business, and our underlying assumptions of such forecasts and expectations. In addition, forward-looking statements generally can be identified by the use of such words as “becoming,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “assume,” “seek,” “expect,” “plan,” “intend,” the negative of such words or comparable terminology. In this presentation, we make forward- looking statements discussing management’s expectations for 2022 about, among other things, economic conditions; the outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix and loan yields, deposit growth, and expense levels; the interest rate environment; accounting impacts and financial results (and the components of such results). Although we believe that the expectations reflected in our forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may not prove to be correct. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside our control. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: market and economic conditions (including elevated inflation levels, sustained interest rate increases, the general condition of the capital and equity markets, and private equity and venture capital investment, IPO, secondary offering, SPAC fundraising, M&A and other financing activity levels) and the associated impact on us (including effects on client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments); disruptions to the financial markets as a result of current or anticipated military conflicts, including the ongoing military conflict between Russia and Ukraine, terrorism and other geopolitical events; the COVID-19 pandemic, including COVID-19 variants and their effects on the economic and business environments in which we operate, and its effects on our operations, including, as a result of, prolonged work-from-home arrangements; the impact of changes from the Biden-Harris administration and the U.S. Congress on the economic environment, capital markets and regulatory landscape, including monetary, tax and other trade policies, as well as changes in personnel at the bank regulatory agencies; changes in the volume and credit quality of our loans as well as volatility of our levels of nonperforming assets and charge-offs; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; the adequacy of our allowance for credit losses and the need to make provisions for credit losses for any period; the sufficiency of our capital and liquidity positions; changes in the levels of our loans, deposits and client investment fund balances; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; variations from our expectations as to factors impacting the timing and level of employee share-based transactions; the occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents; business disruptions and interruptions due to natural disasters and other external events; the impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties; the expansion of our business internationally, and the impact of international market and economic events on us; the effectiveness of our risk management framework and quantitative models; our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives, including through the continuing integration of Boston Private, the expansion of SVB Private and the growth and expansion of SVB Securities; greater than expected costs or other difficulties related to the continuing integration of our business and that of Boston Private; variations from our expectations as to the amount and timing of business opportunities, growth prospects and cost savings associated with the acquisition of Boston Private; the inability to retain existing Boston Private clients and employees following the Boston Private acquisition; unfavorable resolution of legal proceedings or claims, as well as legal or regulatory proceedings or governmental actions; variations from our expectations as to factors impacting our estimate of our full-year effective tax rate; changes in applicable accounting standards and tax laws; and regulatory or legal changes and their impact on us. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K, (ii) our most recent Quarterly Report on Form 10-Q, and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward- looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities. 3Q3 2022 NIM AND NII UPDATE

About SVB SVB is the financial partner of the innovation economy, helping individuals, investors and the world’s most innovative companies achieve their ambitious goals. SVB’s businesses - Silicon Valley Bank, SVB Capital, SVB Private and SVB Securities - together offer the services that dynamic and fast-growing clients require as they grow, including commercial banking, venture investing, wealth planning and investment banking. Headquartered in Santa Clara, California, SVB operates in centers of innovation around the world. Learn more at svb.com/global. SVB Financial Group (Nasdaq: SIVB) is the holding company for all business units and groups. © 2022 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, SVB SECURITIES, SVB PRIVATE, SVB CAPITAL and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. Investor Relations | 3005 Tasman Drive Santa Clara, CA 95054 | T 408 654 7400 | ir@svb.com